                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


Date of Report (Date of earliest event reported)      May 15, 1998
                                                   -----------------


                             MICROSEMI CORPORATION
                             ---------------------
            (Exact name of Registrant as specified in its charter)

        Delaware                       0-8866               95-2110371
        --------                       ------               ----------
(State or other jurisdiction        (Commission         (I.R.S. Employer
    of incorporation)               File Number)        Identification No.)

2830 South Fairview Street, Santa Ana, California           92704
-------------------------------------------------           -----
    (Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code  (714) 979-8220
                                                    --------------

                                Not Applicable
                                --------------
        (Former name or former address, if changed, since last report)
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Item 2.  Acquisition or Disposition of Assets

Acquisition of BKC Semiconductors
---------------------------------

(a) On May 15, 1998, Microsemi Corporation, a Delaware corporation (the "Registrant"), issued a news release which announced that the Registrant's wholly-owned subsidiary, Micro BKC Acquisition Corp. ("Merger Sub"), merged with and into BKC Semiconductors Incorporated, a Massachusetts corporation ("BKC") effective May 15, 1998. The Registrant's news release concerning the merger is attached as Exhibit 99.1 hereto and incorporated herein by this reference.

     The merger resulted the Registrant owning all of the outstanding capital stock of BKC in exchange for approximately $13.2 million in cash and all of the outstanding options to purchase BKC stock being cancelled in exchange for an additional $0.5 million in cash, approximately. The shareholders of BKC approved the merger at a special meeting of the BKC shareholders held on May 14, 1998. BKC was the surviving corporation in the merger. Microsemi financed the acquisition with drawings on its line of credit from Imperial Bank.

     The merger was consummated pursuant to an Agreement and Plan of Merger dated as of January 21, 1998 ("Merger Agreement") among the Registrant, Merger Sub and BKC. The Merger Agreement is attached as Exhibit 2.1 hereto and incorporated herein by this reference.

  As BKC does not constitute a significant business under Regulation S-X, the financial statements and pro forma financial information regarding BKC are not required to be provided.

(b) The Registrant intends to continue to operate BKC as a stand-alone subsidiary, operating its property, plant and equipment in Lawrence, Massachusetts.
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

       (a) Financial Statements of Business Acquired.

           Not applicable.

       (b) Unaudited Pro Forma Financial Information.

           Not applicable.

       (c) Exhibits.

            2.1 Agreement and Plan of Merger dated as of January 21, 1998, among the Registrant, Micro BKC Acquisition Corp., a Delaware corporation, and BKC Semiconductors Incorporated, a Massachusetts corporation

           99.1    News Release dated May 15, 1998 relating
                   to the merger of BKC Semiconductors Incorporated and Micro BKC Acquisition Corp., the Registrant's wholly-owned subsidiary
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                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MICROSEMI CORPORATION
                                          (Registrant)


Date:  June 1, 1998              By:/s/DAVID R. SONKSEN
                                    -----------------------------------
                                    David R. Sonksen,
                                    Vice President-Finance, Treasurer,
                                    Chief Financial Officer and Secretary
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                             MICROSEMI CORPORATION

                               INDEX TO EXHIBITS

    EXHIBIT NO.     DESCRIPTION
    ----------      -----------

       2.1 Agreement and Plan of Merger dated as of January 21, 1998, among the Registrant, Micro BKC Acquisition Corp., a Delaware corporation, and BKC Semiconductors Incorporated, a Massachusetts corporation

      99.1 News Release dated May 15, 1998 relating to the merger of BKC Semiconductors Incorporated and Micro BKC Acquisition Corp., the Registrant's wholly-owned subsidiary